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                            ATLANTIC WHITEHALL FUNDS

                         Atlantic Whitehall Growth Fund
                  (Institutional and Distributor Class Shares)

                     Atlantic Whitehall Mid-Cap Growth Fund
                 Atlantic Whitehall Multi-Cap Global Value Fund
                     Atlantic Whitehall International Fund
                         Atlantic Whitehall Income Fund
                          (Institutional Class Shares)

                        Atlantic Whitehall Balanced Fund
                           (Distributor Class Shares)

                       Supplement dated October 15, 2004
          to the Prospectuses and Statement of Additional Information
                            each dated April 1, 2004

    This Supplement updates the information in, and should be read in conjunction with, the Prospectuses and Statement of Additional Information for the Atlantic Whitehall Funds, each dated April 1, 2004.

    The following information replaces and supercedes, as applicable, the information set forth in the section entitled "Management of the Funds - The Investment Adviser" in the Prospectuses and the section entitled "Investment Advisory and Other Services - Investment Adviser" in the Statement of Additional Information for Atlantic Whitehall Funds, each dated April 1, 2004:

    On October 1, 2004, Atlantic Trust Advisors, Inc. ("ATA"), the investment adviser to Atlantic Whitehall Funds (the "Funds") and a wholly-owned subsidiary of Atlantic Trust Group, Inc. ("Atlantic Trust"), an affiliate of AMVESCAP, entered into an Agreement and Plan of Merger with Stein Roe Investment Counsel, Inc. ("SRIC"), also a wholly-owned subsidiary of Atlantic Trust. In connection with ATA's merger with and into SRIC, the investment advisory agreement for the Funds was assumed by SRIC as of October 1, 2004. Accordingly, all references to ATA as the investment adviser to the Funds should be replaced throughout the Prospectuses and the Statement of Additional Information, as appropriate, with SRIC. The contractual terms of the investment advisory agreement and all current sub-advisory arrangements (including fee terms) otherwise remain the same. The day-to-day management and portfolio teams of the Funds will not be affected by the merger. SRIC, located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, managed approximately $6.8 billion in assets for private clients, trusts, institutions, pension and profit-sharing plans, charitable organizations and mutual funds as of July 31, 2004.